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                                                                    EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Endeavour International Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Thompson, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                    /s/ Robert L. Thompson
                                                    ----------------------------
                                                    Robert L. Thompson
                                                    Chief Accounting Officer

                                                    Date:  March 30, 2004

         A signed original of this written statement required by Section 906 has been provided to Endeavour International Corporation and will be retained by Endeavour International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.